First Quarter 2019 Performance May 9, 2019

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "outlook," "guidance," “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” "to achieve," "targets" or “continue” or the negatives or variations of these terms. There can be no assurance regarding the estimates and projections regarding the sale of our plastics business, which remains subject to customary closing conditions and adjustments. Forward-looking information contained in this presentation is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. These non-GAAP financial measures include gross profit, gross margin, delivered gross profit and delivered gross margin (all exclusive of depreciation), Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted earnings per share. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation is a non-GAAP financial measure, which excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates its performance. The Company calculates constant currency percentages by converting its financial results in local currency for a period using the average exchange rate for the prior period to which it is comparing. This calculation may differ from similarly-titled measures used by other companies. 2 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

First Quarter 2019 Summary Ÿ Solid first quarter results ◦ Improving profitability in U.S. ◦ Pockets of strength in international businesses ◦ One month contribution from Nexeo Chemicals Ÿ Closed Nexeo Solutions acquisition Ÿ Seamless Day 1 Ÿ Launched new global brand -- Univar Solutions Ÿ Executing integration plan Ÿ Closed sale of Nexeo Plastics ◦ $650 million gross proceeds used to pay down debt 3 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Creating Sustainable Competitive Advantage • Eliminate bottlenecks • Enhanced customer & • Leading portfolio of supplier experience products • Remove redundancies through digitization • Leverage scale • Structurally reduce cost • Market intelligence and base analytics • Energized sales force • Insights into supply chain and trends 4 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Financial Highlights Ÿ Overall pleased with first quarter performance ◦ Grew gross profit by 5% currency neutral; expanded gross margin and improved conversion ratio ◦ Return on capital deployed held steady Ÿ GAAP EPS: ($0.43) vs $0.46 prior year ◦ Included an $88.2 million charge, or ($0.44) per share after-tax, for acquisition, integration and severance-related costs ◦ Included a $62.5 million charge, or ($0.31) per share after-tax, for previously announced saccharin settlement Ÿ Adjusted EPS (1): $0.33 vs. $0.42 prior year; in line with expectations ◦ ($0.03) of foreign exchange headwinds on Adjusted EBITDA and ($0.03) impact due to higher tax rate ◦ 2018 results included a $0.04 benefit from one-time product cost adjustment in USA segment Ÿ Adjusted EBITDA: $160 million vs. $166 million prior year ◦ Approximately $5.2 million of foreign exchange headwinds ◦ Government-mandated reduction in Canadian oil sands production negatively impacted demand ◦ Prior year benefited from an $8.4 million favorable one-time product cost adjustment (1) Adjusted Net Income / Diluted Weighted Average Shares Outstanding. Adjusted net income excludes the same items that are excluded from Adjusted EBITDA, except for stock-based compensation expense and non-operating retirement benefits. 5 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Univar – Consolidated Highlights ($ in millions) KEY METRICS Solid performance in USA and Three months ended March 2019 2018 Y/Y EMEA offset by FX headwinds 31, and softness in Canada External Net Sales $2,160.0 $2,158.0 0.1% • Gross margin expansion driven by sales Currency Neutral -- -- 3.1% force execution and favorable price/mix Gross Profit (1) $496.4 $486.6 2.0% • Prior year Gross Profit included $8.4 (2) million of a one-time product cost Gross Margin 23.0% 22.5% +50 bps adjustment Outbound freight and $82.9 $79.3 4.5% handling • Adjusted EBITDA in line with expectations Del. Gross Profit (3) $413.5 $407.3 1.5% Adjusted EBITDA $160.1 $166.3 (3.7)% Currency Neutral -- -- (0.6)% Adjusted EBITDA Margin 7.4% 7.7% -30 bps Conversion Ratio (4) 32.3% 34.2% -190 bps (1) Gross profit defined as net sales less cost of goods sold (exclusive of depreciation). (2) Gross margin is calculated by dividing gross profit by external net sales. (3) Delivered gross profit is calculated by subtracting outbound freight and handling costs from gross profit. (4) Conversion Ratio defined as Adjusted EBITDA / Gross Profit. 6 6 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

USA – Highlights Growth driven by Nexeo ($ in millions) KEY METRICS acquisition and sales force Three months ended March 31, 2019 2018 Y/Y execution External Net Sales $1,307.2 $1,204.4 8.5% • Gross margin expansion driven by favorable change in mix Gross Profit (1) $307.3 $278.9 10.2% • Prior year Gross Profit included $8.4 million of a one-time product cost Gross Margin (2) 23.5% 23.2% +30 bps adjustment Outbound freight and $55.6 $49.9 11.4% • 4.6% organic volume decline driven by handling lower sales of bulk commodity products Del. Gross Profit (3) $251.7 $229.0 9.9% • Improving execution on freight Adjusted EBITDA $97.1 $91.2 6.5% Adjusted EBITDA Margin 7.4% 7.6% -20 bps (1) Gross profit defined as net sales less cost of goods sold (exclusive of depreciation). (2) Gross margin is calculated by dividing gross profit by external net sales. (3) Delivered gross profit is calculated by subtracting outbound freight and handling costs from gross profit. 7 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

CANADA – Highlights ($ in millions) KEY METRICS FX and Energy market headwinds Three months ended March 31, 2019 2018 Y/Y • Lower demand from energy and agriculture External Net Sales $273.8 $313.4 (12.6)% markets Currency Neutral -- -- (8.1)% • Near double digit growth in core industrial chemical business, ex. FX Gross Profit (1) $53.5 $62.4 (14.3)% • Focused on prudent cost and working Currency Neutral -- -- (9.9)% capital management Gross Margin (2) 19.5% 19.9% -40 bps Outbound freight and $9.7 $10.4 (6.7)% handling Del. Gross Profit (3) $43.8 $52.0 (15.8)% Adjusted EBITDA $21.7 $29.5 (26.4)% Currency Neutral -- -- (22.7)% Adjusted EBITDA Margin 7.9% 9.4% -150 bps (1) Gross profit defined as net sales less cost of goods sold (exclusive of depreciation). (2) Gross margin is calculated by dividing gross profit by external net sales. (3) Delivered gross profit is calculated by subtracting outbound freight and handling costs from gross profit. 8 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

EMEA – Highlights ($ in millions) KEY METRICS Solid execution in a softening macro Three months ended March 31, 2019 2018 Y/Y environment External Net Sales $483.7 $538.6 (10.2)% • 2% Adjusted EBITDA growth, ex. FX Currency Neutral -- -- (2.0)% • 22nd consecutive quarter of currency neutral EBITDA growth Gross Profit (1) $116.2 $124.0 (6.3)% • Gross margin expansion driven by favorable Currency Neutral -- -- 1.9% price/mix and sales force execution Gross Margin (2) 24.0% 23.0% +100 bps • Strong growth in LCD and FI business Outbound freight and $15.6 $17.0 (8.2)% • $2 million positive but temporary impact from handling Brexit Del. Gross Profit (3) $100.6 $107.0 (6.0)% Adjusted EBITDA $42.1 $44.7 (5.8)% Currency Neutral -- -- 2.0% Adjusted EBITDA Margin 8.7% 8.3% +40 bps (1) Gross profit defined as net sales less cost of goods sold (exclusive of depreciation). (2) Gross margin is calculated by dividing gross profit by external net sales. (3) Delivered gross profit is calculated by subtracting outbound freight and handling costs from gross profit. 9 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

LATAM – Highlights ($ in millions) KEY METRICS FX headwinds and uncertain Three months ended March 31, 2019 2018 Y/Y demand environment External Net Sales $95.3 $101.6 (6.2)% • Flat sales, ex. FX Currency Neutral -- -- 0.4% • Shortages of certain specialty products (1) • Sluggish industrial demand in Mexico and Gross Profit $19.4 $21.3 (8.9)% Brazil Currency Neutral -- -- (1.4)% • Strength in Brazilian Agriculture business Gross Margin (2) 20.4% 21.0% -60 bps Outbound freight and $2.0 $2.0 —% handling Del. Gross Profit (3) $17.4 $19.3 (9.8)% Adjusted EBITDA $5.7 $7.8 (26.9)% Currency Neutral -- -- (19.2)% Adjusted EBITDA Margin 6.0% 7.7% -170 bps (1) Gross profit defined as net sales less cost of goods sold (exclusive of depreciation). (2) Gross margin is calculated by dividing gross profit by external net sales. (3) Delivered gross profit is calculated by subtracting outbound freight and handling costs from gross profit. 10 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Cash Flow Highlights Three months ended March 31, ($ in millions) 2019 2018 Y/Y Adjusted EBITDA $160.1 $166.3 (3.7)% Cash Interest (Net) ($39.8) ($37.8) 5.3 % Cash Taxes ($9.9) ($13.5) (26.7)% Change in Net Working Capital ($92.2) ($232.2) (60.3)% Pension Contribution ($3.4) ($8.8) (61.4)% Other (1) ($50.1) ($13.0) 285.4 % Net cash provided by operating activities (before ($35.3) ($139.0) (74.6)% acquisition & integration costs) Transaction Fees ($50.1) $— NM One-time integration costs ($38.1) $— NM Net cash provided by operating activities ($123.5) ($139.0) (11.2)% Capital Expenditures (2) ($16.5) ($16.2) 1.9% (1) Includes changes in other assets & liabilities (prepaid expenses, accrued payroll) as well as other cash items that are excluded from Adjusted EBITDA (restructuring). (2) Excludes additions from finance leases. 11 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Balance Sheet Highlights LTM ended March 31, ($ in millions) 2019 2018 Y/Y Net Debt (1) $2,937.5 $2,596.6 $340.9 Leverage (2) 3.9x 4.2x (0.3x) Return on Assets Deployed (3) 23.6% 23.8% -20 bps (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Leverage Ratio as defined in the Company's credit agreements, excluding the impact of synergies (3) LTM Earnings before Interest, Taxes, and Amortization (EBITA) dividing by trailing 13-month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable) 12 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

OUTLOOK EXPECTATIONS 2019 2019 Full Year 2019 Manage through fluctuating and uncertain demand environment Adjusted EBITDA of $740 - $760 million Execute on integration and value capture Free Cash Flow (1) Accelerate digital transformation $300 - $350 million Continue to de-leverage Q2 2019 Adjusted EBITDA of $195 - $200 million (1) Inclusive of the $62.5 million saccharin settlement and before one-time integration costs and transaction fees. 13 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Full Year 2019 Guidance Year ended December 31, ($ in millions, except per share data) 2019 2018 Adjusted EBITDA $740 - $760 $640.4 Cash Interest (net) ~($140) ($125.1) Tax Rate on Adjusted EPS ~30 - 31% 28.4% Pension Contribution ~($35) ($38.7) Change in Net Working Capital ~($0 - $50) ($38.4) Capital Expenditures ~($100) ($94.6) Cash Taxes ~($50) ($63.4) Note: Cash inflow +/ Cash outflow - 14 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Integration Update Key Focus Area First Quarter Accomplishments Go-Forward Expectations l Established key leadership team l Finalize organizational structure by HR end of second quarter l Formalized organizational structure l Territory re-design finalized by second l Seamless Day 1 transition quarter Commercial l Expanded relationships with key l Developing growth plans with key supplier partners supplier partners l Completed fit/gap analysis IT l 1st migration wave within six months l Master data mapping program underway l Network optimization plans on track l Transportation savings Efficiencies l Leveraging purchasing scale l Facility closures start towards year-end 15 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Appendix - Q1 2019 Adjusted Net Income and Adjusted EBITDA Reconciliation Three months ended March 31, 2019 2018 ($ in millions, except per share data) Amount per share (1) Amount per share (1) Net (loss) income ($63.9 ) ($0.43 ) $65.4 $0.46 Net income from discontinued operations ($6.1 ) ($0.04 ) — — Other operating expenses, net (excluding stock-based $158.8 $1.07 $4.2 $0.03 compensation) Other expense, net (excluding non-operating $6.7 $0.04 $0.9 — retirement benefits) Loss on extinguishment of debt $0.7 — — — Benefit from income taxes related to reconciling items ($36.3 ) ($0.24 ) ($1.3 ) ($0.01 ) Other non-recurring tax items ($10.2 ) ($0.07 ) ($9.0 ) ($0.06 ) Adjusted net income $49.7 $0.33 $60.2 $0.42 Stock-based compensation expense $6.0 $9.4 Non-operating retirement benefits ($0.6 ) ($3.5 ) Interest expense, net $34.2 $34.9 Depreciation and amortization $47.6 $44.8 All remaining provision for income taxes $23.2 $20.5 Adjusted EBITDA $160.1 $166.3 (1) Immaterial differences may exist in summation of per share amounts due to rounding. 16 © 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.